EXHIBIT 99.1
 Government  Utilities  Oil AND Gas  Rail  Chemical  Distribution     Investor Presentation December 2018    OTCQB: DUOT

 Safe Harbor Statement  This presentation, as well as other written or oral statements made from time to time, includes “forward-looking statements,” within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the “Exchange Act.” Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements. All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other known as well as unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation. The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events. The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections.   OTCQB: DUOT

Who We Are

Headquartered in **Jacksonville, FL**

Staff of **50** and projected to grow to **64** by the end of 2019

Design, develop and implement **advanced intelligent technologies**

- Intelligent Sensor and Data Analytics
  - *Ability to provide valuable information from virtually any sensor or data input*
- Enterprise Information Management (EIM)
  - *Translate that information from data analytics into actionable insights, creating:*
- Turnkey Engineered Solutions

Industry-agnostic with current focus on:

- **rail transportation**
- retail distribution centers
- critical infrastructure security
- law enforcement

10 patents granted and **1** patent pending


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Ferrocarril Mexicano
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                 Government  Utilities  Oil and Gas  Rail  Chemical  Distribution   4    Our Target Markets  Select Customers  Total Addressable Market is Global and the North American Markets Exceed $100B Alone  OTCQB: DUOT

       Our Technologies, Products and Applications  rip®  vue®

 Core Software Platforms    Modular Common Operating Framework Multi-layered user interface Unified presentation layer allows for easier decision making processes  Intelligent Data Analytics Modules  OTCQB: DUOT  Distributed as licensed software suitesNatively embedded within engineered turnkey systems   (Front End)  (Back End)  Includes various applications of: Artificial Intelligence Machine Learning Video Analytics

rip® Railcar Inspection Portal

Mechanical Inspection (second generation)

Problem and Opportunity

Mechanical inspection of all rail cars and locomotives is **mandatory** as they leave the yard.[1]

Current Practices

Every time a train enters each yard, car inspectors must:
conduct visual, physical inspection of mechanical components "walking" on both sides of each car

Process is inefficient and ineffective
depending on factors such as weather and the availability, motivation and capability of inspectors

Time consuming process
dwell time 3-4 hrs.+ per train while train is immobilized in an inspection yard

Industry Objective

Replace/ significantly reduce current in-yard physical inspection practice with an **automated process, conducted prior** to train entering a yard.


MECHANICAL FIELD INSPECTIONS ARE:
✓ Costly
✓ Inconsistent
✓ Long Dwell Time


The Number of Required Daily Inspections is Enormous
1.56M
Freight Cars
26,500
Locomotives
500+
Freight Rail Yards
Source: US Federal Railroad Administration



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1. Source: US Federal Railroad Administration (FRA) Regulation

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OTCQB: DUOT

rip® Railcar Inspection Portal

Mechanical Inspection (second generation)

The Future of Railcar Mechanical Inspections

Remote, four-sided (360°), **automated mechanical inspection** while traveling at speeds of up to 120 MPH before train enters a yard rip®
360° Inspection
Yard 1
Remote Rail Inspection Portal
Yard 2

Benefits:

- Reduction of field labor
- Substantial reduction of dwell time per train
- Increased safety, accuracy and efficiencies
- Increase in average system velocity
- Prevent derailments (see ROI Study)
- Substantial savings and positive impact on rail operator's bottom line

Recent Developments:

- Duos currently has **2** prototypes in operation
- Recently received order From **Canadian National** for 4 Complete Systems to be Installed in Canada.
- Value between **$5M** and **$10M**

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$60B North American Rail Market

While inspections are **mandated** by the FRA, the market for automated solutions is virtually unpenetrated

"Major freight railroads plan to spend an estimated $29B to build, maintain and grow the rail network."

Source: aar.org 2015 Outlook

Source: Association of American Railroads "Total Annual Spending 2013 Data"

2014 vs. 2013 Freight Demand Growth

Increase in Number of Rail Car Loads



Metallic Ore
21,359
Primary Heavy Products
21,535
Motor Vehicle Parts
28,042
Coal
55,554
Petroleum & Petrol
90,175
Crushed Stone, Sand
122,567
Grain & Farm Products
128,916
Intermodel
665,630
Rail Car Loads

"Big Data will continue to help railroads make intelligent decisions about the rail network and maintain a system of cargo delivery second to none."

Source: AAR State of the Industry 2016 Full Report

Rail Investment Leads to Fewer Accidents

Train Accidents Per Million Down 43% Since 2000



200
150
100
50
0
06
07
08
09
10
11
12
13
14
15
RR Spending
Train Accident Rate

Source: Association of American Railroads



NORTH AMERICAN RAIL MARKET DATA
$
60B
Freight Rail Network
1.56M
Freight Cars
26,500
Locomotives
140,000
Miles of Class 1 Track
500+
Freight Rail Yards
R R
21
Regional Railroads
510
Local Railroads
Source: US Federal Railroad Administration

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OTCQB: DUOT

Under Development Rail Technologies

The Future of All Rail Technologies

Using algorithms to build analytical models
Helping computers "learn" from data through deep learning and neural network modeling

- ❑ **Track intrusion detection for transit passenger rail platforms**
  - ❑ Independent Zone operation – Train detection and Passenger Alert zones
  - ❑ Operator customization
  - ❑ Triggering alarms – programmable thresholds
  - ❑ Mask-able areas
  - ❑ Train detection with dynamic masking update
- ❑ **Automated pantograph inspection**
- ❑ **High speed thermal vehicle undercarriage examiner (Thermal vue®)**
  - ☑ **Beta Testing Completed**
  - ❑ Identification of "hotspots" on locomotives and railcars


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APIS
Automated Pantograph Inspection System
duostech

Images collected from the Rail Inspection Portal are applied to custom requirements for automated mechanical, FRA safety and security criteria.

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     The Future of Duos Technologies  NEURAL NETWORKING

OTCQB: DUOT

centraco® Neural Networking Applications

New Product Applications

The combination of neural network modeling with centraco® EIM capabilities are expected to enable processing of complex analytics and pattern recognition processes, ultimately creating new business opportunities down the road

PRODUCT	PRICE RANGE
Intelligent Correctional Facilities System Automation ▪ Recently completed implementation of South Florida correctional facility ▪ Planning to build dedicated business and technical implementation unit	**$500K-$4.0M/unit**
Automated Logistics Information System (ALIS) ▪ Completing distribution center production system for national retail chain ▪ Planning to build dedicated business and technical implementation unit for retail sector	**$200K-$300K/unit**
Mobile Trailer Inspection Portal Applications • Recently awarded an inspection portal application for FEMA	**$300K-$500K/unit**






FEMA

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   Financial Overview

 Income Statement  (in ‘000s)      Q3 2018 (Unaudited)  Q3 2017  Nine Months 2018 (Unaudited)  Nine Months 2017  Revenue      $5,102  $1,046  $9,490  $3,244   Cost of Sales       2,774   658   5,428   1,875  Gross Margin       2,328   387   4,062   1,369   % of Revenue       46%*   37%   43%   42%   Operating Expenses      1,692   1,175  4,796   3,793  Income (Loss) from Operations       636   (788)   (734)   (2,424)   Other Income (Expense)       (4)   (663)   (11)   (1,314)  Net Income (Loss)       $633  ($131)   ($745)  ($3,756)  EPS (LPS) 0.02 (0.07) (0.04) (1.98)  OTCQB: DUOT  Financial Review (2017 – 2018)  Revenue growth and transition to profitability  Building momentum for 2019 with key wins in target markets    2018/2019 Guidance  2018 total revenue expected to be >$11 million  2019 revenue initial guidance is $14 to $15 million  Earnings Per Share on a fully dilutive basis  *Excluding certain “one-off” pass through revenues for construction, the Gross Margin on Revenue was closer to historical norms of >50%

 Balance Sheet Data Analysis      (in ‘000s)    Cash & Accounts Receivable  $2,963  Payables, Notes and Accrued Expenses  1,737  Operating Expense Coverage  $1,226  Estimated Q4 Net Cash  $2,100  Estimated cash receipts in next 30 Days*Estimated cash usage in the next 30 Days**  $3,100$1,000  * Based on current billings and anticipated receipts** Based on current and anticipated operating expenses  OTCQB: DUOT  Based on September 30 10Q(Unaudited)

 12 Month Backlog(As of December ’18)  Revenue Type      Vertical  Contract Size $  Projects      Rail  $6.0M         Commercial  $1.6M  Total Projects        $7.6M               Service and Support (Recurring)      Rail  $1.3M         Commercial  $0.2M  Total Recurring (12 Months)         $1.5M            Licensing, Professional Services & Consulting        $0.1M  Estimated Rolling Total BacklogPending Orders        $9.2M$5.2M  OTCQB: DUOT

OTCQB: DUOT

Investment Highlights

Significant, global market opportunities

- *Combined North American markets exceed $100B*
  - *$60B North American rail industry*
  - *$53B Enterprise Information Management (EIM) Market*
  - *$ 2B Video Analytics Market*

Strong rail industry tailwinds

- *Industry moving toward automation and optimization to reduce costs, increase safety and improve efficiency*

Superior, proprietary technology

- *Spent majority of 2017 on developing in-house technologies to enable exponential scaling in 2018*

Growing, tier-one customer base

- *Multiple, multi-million dollar deployments announced in the first nine months of 2018 alone*

Improving financial position

- *Fortified balance sheet with no current need to raise capital*
- *2018 revenue guidance of $11 million, representing a 183% increase compared to 2017*
- *2019 preliminary revenue guidance of $14 to $15 million*

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     Appendices

 Experienced Leadership Team  Adrian GoldfarbEVP, Chief Financial Officer, DirectorMr. Goldfarb is an industry veteran including more than 35 years in information technology beginning at IBM. For the last 20 years, Mr. Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board Member. Mr. Goldfarb currently serves as our CFO and member of the Board of Directors and oversees the Company’s IT Asset Management business unit. He holds a Bachelors of Arts in Business Administration with a concentration in Finance.  John Stuckey VP, Sales & Marketing | Operating SubsidiaryMr. Stuckey is an experienced business development and marketing leader with over 20 years of experience across several business and consumer-facing technical industries. He has an extensive background launching and growing new products and businesses in both early-stage companies as well as large global enterprises from senior leadership positions. Mr. Stuckey serves as our Vice President of Sales & Marketing.  He holds both a BA and MBA from Indiana University and received an Online Marketing Professional certification from Duke University.   Wm. Scott CarnsSVP, Solutions & Innovations | Operating SubsidiaryMr. Carns has extensive experience in information technology with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns was Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. Mr. Carns supports the sales teams for project implementation. He also served in the US Army and attended Kansas State University.   Gianni ArcainiChairman, President, CEO Mr. Arcaini’s thirty-five year executive career began in Europe, leading a range of companies, spanning multiple industries. After immigrating to the United States, Mr. Arcaini formed Environmental Capital Holdings, Inc. (“ECH”), a company focusing on the transfer of technologies from Europe to the U.S. ECH later acquired Duos Engineering B.V. which was later rebranded as Duos Technologies (USA), Inc., the predecessor company of Duos. In 2002, Duos Technologies (USA) spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad-based technology company with a special focus on developing technologies for the homeland security industry. Mr. Arcaini is the inventor or co-inventor of all current technologies offered by Duos and is signatory to 14 patents granted or pending. He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages.  Connie WeeksEVP, Chief Accounting OfficerMs. Weeks has over twenty-five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for almost 30 years. She also oversees the Company’s Human Resources function.  Noel HeiksPresident, Chief Operating Officer | Operating SubsidiaryMs. Heiks is a technology entrepreneur and a C-Level executive with a career spanning over twenty years in both operational and business development roles. Her science, technology and engineering backgrounds are a valuable combination to effectively lead our business development, engineering and operations teams. She has worked within government and commercial organizations and is proficient in driving business growth through direct customer relations with large organizations. She has a Bachelors degree in Physics, and a Masters in Electrical Engineering from Virginia Tech and authored a thesis in Computer Vision.  OTCQB: DUOT  David PonevacSVP, Chief Technology Officer | Operating SubsidiaryMr. Ponevac has over fifteen years of software engineering experience concentrating on web and mobile environments. He has considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. He is also driving the Company’s Artificial Intelligence efforts including platform development. Previously, he was CTO of Luceon LLC and worked with a range of domestic and international clients operating in the public and private sectors. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science.   Mike HalterVP, Engineering | Operating SubsidiaryMr. Halter is an accomplished technical leader with 29 years of experience in multiple engineering disciplines including electrical, mechanical, chemical, manufacturing, test and software engineering. His career ranges from leading large groups of engineers in multibillion-dollar corporations to directing small engineering teams in start-up companies and driving them from start-up through acquisition. He has served as the technical team lead in obtaining and maintaining ISO9001 and AS9100 certifications with multiple organizations. He currently serves as our Vice President of Engineering and has primary oversight for the development and delivery of Duos products. He holds a Master of Science degree in Electronic Engineering and Instrumentation as well as a Bachelor of Science degree in Physics.

 Experienced Leadership Team  Adrian GoldfarbEVP, Chief Financial Officer, DirectorMr. Goldfarb is an industry veteran including more than 35 years in information technology beginning at IBM. For the last 20 years, Mr. Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board Member. Mr. Goldfarb currently serves as our CFO and member of the Board of Directors and oversees the Company’s IT Asset Management business unit. He holds a Bachelors of Arts in Business Administration with a concentration in Finance.  John Stuckey VP, Sales & Marketing | Operating SubsidiaryMr. Stuckey is an experienced business development and marketing leader with over 20 years of experience across several business and consumer-facing technical industries. He has an extensive background launching and growing new products and businesses in both early-stage companies as well as large global enterprises from senior leadership positions. Mr. Stuckey serves as our Vice President of Sales & Marketing.  He holds both a BA and MBA from Indiana University and received an Online Marketing Professional certification from Duke University.   Wm. Scott CarnsSVP, Solutions & Innovations | Operating SubsidiaryMr. Carns has extensive experience in information technology with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns was Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. Mr. Carns supports the sales teams for project implementation. He also served in the US Army and attended Kansas State University.   Gianni ArcainiChairman, President, CEO Mr. Arcaini’s thirty-five year executive career began in Europe, leading a range of companies, spanning multiple industries. After immigrating to the United States, Mr. Arcaini formed Environmental Capital Holdings, Inc. (“ECH”), a company focusing on the transfer of technologies from Europe to the U.S. ECH later acquired Duos Engineering B.V. which was later rebranded as Duos Technologies (USA), Inc., the predecessor company of Duos. In 2002, Duos Technologies (USA) spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad-based technology company with a special focus on developing technologies for the homeland security industry. Mr. Arcaini is the inventor or co-inventor of all current technologies offered by Duos and is signatory to 14 patents granted or pending. He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages.  Connie WeeksEVP, Chief Accounting OfficerMs. Weeks has over twenty-five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for almost 30 years. She also oversees the Company’s Human Resources function.  Noel HeiksPresident, Chief Operating Officer | Operating SubsidiaryMs. Heiks is a technology entrepreneur and a C-Level executive with a career spanning over twenty years in both operational and business development roles. Her science, technology and engineering backgrounds are a valuable combination to effectively lead our business development, engineering and operations teams. She has worked within government and commercial organizations and is proficient in driving business growth through direct customer relations with large organizations. She has a Bachelors degree in Physics, and a Masters in Electrical Engineering from Virginia Tech and authored a thesis in Computer Vision.  OTCQB: DUOT  David PonevacSVP, Chief Technology Officer | Operating SubsidiaryMr. Ponevac has over fifteen years of software engineering experience concentrating on web and mobile environments. He has considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. He is also driving the Company’s Artificial Intelligence efforts including platform development. Previously, he was CTO of Luceon LLC and worked with a range of domestic and international clients operating in the public and private sectors. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science.   Mike HalterVP, Engineering | Operating SubsidiaryMr. Halter is an accomplished technical leader with 29 years of experience in multiple engineering disciplines including electrical, mechanical, chemical, manufacturing, test and software engineering. His career ranges from leading large groups of engineers in multibillion-dollar corporations to directing small engineering teams in start-up companies and driving them from start-up through acquisition. He has served as the technical team lead in obtaining and maintaining ISO9001 and AS9100 certifications with multiple organizations. He currently serves as our Vice President of Engineering and has primary oversight for the development and delivery of Duos products. He holds a Master of Science degree in Electronic Engineering and Instrumentation as well as a Bachelor of Science degree in Physics.

rip® Railcar Inspection Portal

Border Security (first generation)

What Happens
At Border Crossings

- Freight trains entering the US from Mexico pass Rail Inspection Portals at low speeds
- Rail cars are then inspected remotely by US Customs and Border Protection (“CBP”)

rip® Main Objectives

- Detection of illegal riders
- Under carriage inspection for anomalies
- Monitoring for Open Doors and Open/Missing Hatches

Step-by-Step System Summary

	Live imagery is simultaneously viewed by: 1. CBP officers in the field 2. The National Rail Targeting Unit (“NRTU”) in the U.S. and in Mexico
	Each rail car is inspected virtually at the portal using proprietary local database
	All images are stored on local database and simultaneously uploaded to duostech’s cloud
	Databases are continuously synchronized
	Open doors, missing hatches tagged via Automatic Equipment Identification (**AEI**) tag correlation
	Changes and suspicious detections are flagged and tagged on **centraco**® ‘s CBP user interface
	Comprehensive reporting via e-mail and live displays
	Individual car tracking throughout rail system


STATUS:
COMPLETED

BORDER CROSSING DEPLOYMENTS

Calexico, CA
Nogales, AZ
El Paso, TX
Eagle Pass, TX *1

*1 Eagle Pass, TX currently out of order due to derailment

SECURITY INSPECTIONS

Saltillo, MX
San Luis Potosi, MX


Calexico, CA
Nogales
El Paso
Saltillo

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rip® Rail **Inspection** Portal

Border Security (first generation)



Linear Panorama View

- Stitches and synchronizes **360° views** of images
- Visuals from the **top, bottom and sides** of each rail car passing through the inspection portal
- The panoramic view allows inspectors to **detect:**

1. **Open Doors**
   Identifies open doors. Identifies location within train. Automatically sends alarm to operators.
2. **Open and Missing Hatches**
   Identifies missing top hatches. Identifies location within train. Automatically sends alarm to operators.
3. **Illegal Riders**
   Detects hiding individuals. Identifies location within train. Automatically transmits alarms to operators

Detection** at speeds of up to **120 MPH


①
Open Door Detection
②
Open or Missing Hatch Detection
③
Illegal Rider Detection

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 rip® Examples of 360° Remote Detections  Body  Bogey Separated from Bearing Adapter  Illegal Riders  Damaged AEI Tag  Damaged Ladder  Oil Leak  Misaligned Bolster Spring  Open Hopper Bottom Hatch  Shaved Axel From Break Rod  Spring Out of Seated Position  Open Cargo Door  Open Hatch  OTCQB: DUOT  These detections are the result of a combined automated (algorithmic) process and the manual verification by our remote inspection team.The manual process is expected to be reduced and eventually significantly reduced as more algorithms are developed.

OTCQB: DUOT

rip®
second generation

Intelligent Interface

- Linear Speed Sensor – Accuracy to 0.02 mph
- Image Capture with Machine Vision – 2px by 2048 px
- Line Scans are stitched to a panoramic view
- Automated and inspector detections are flagged in red
- Synchronized display
- Inspection Mode with Ultra HD Zoom


train inspection portal
Ferromex | Fresnillo
Direction: North
Car Count: 114
Avg Speed
Speed of This Train = 61.3 km/h
Inspection Mode
Search for Cars
#82 ICG - 766771 (1/1)
Algorithmic and Operator Detections
CRGX 7845
FINX 10648
ICG 76 67 71

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 Inspection Mode    rip®   Enter Inspection Mode      Click to Define Area and to Navigate to an Ultra High Definition Image Detail  Annotate or select from FRA Library  OTCQB: DUOT  second generation

 $53B Enterprise Information Management (EIM) Market  “The global enterprise information management market is expected to grow at a CAGR of 19.5% through 2020.”Source: Research and Markets "Global Enterprise Information Management Market 2016-2020  $2B Video Analytics Market  "Analysts forecast the global video analytics market to grow at a CAGR of 33.2% over the period 2014-2019."Source: Technavio, 2015  2012-2016 EIM Growth Driven by Big Data(in Billions of dollars)  Rising security and safety issues drive video analytics market growth  Additional Market Opportunities    EIM optimizes use of information within organizations for decision-making processes and operations that require the availability of knowledge.  25

      as of 12/01/2018     Common Stock  21,047,734  WarrantsOptions  24,471,231* 1,067,320** 2,242,000**  Series B Convertible Preferred   5,660,000***  Capital Structure  * Exercise Price : $0.65** Exercise Price : $1.00+*** Equivalent Common Shares as Converted  OTCQB: DUOT

Contact Us

Duos Technologies Corporate
Tracie Hutchins
Duos Technology Group, Inc.
904-652-1601
tlh@duostech.com

Investor Relations
Matt Glover or Tom Colton
Liolios
949-574-3860
DUOT@liolios.com

OTCQB: DUOT



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